Item 77C - NY Tax Free Money
Fund Investment

Registrant incorporates by reference
to Proxy Statement filed on March
13, 2006 (Accession No.
0001193125-06-058936).
A Special Meeting of Shareholders
(the "Meeting") of NY Tax Free
Money Fund Investment (the
"Fund"), a series of DWS Advisors
Funds (the "Trust") was held on June
1, 2006, at the offices of Deutsche
Asset Management, 345 Park Avenue,
New York, New York 10154. At the
Meeting, the following matters were
voted upon by the shareholders (the
resulting votes are presented below).
I.	Election of Trustees. ("Number
of Votes" represents all funds
that are series of DWS Advisor
Funds)


Number of Votes:

For
Withheld
Henry P. Becton, Jr.
439,214,704.469
3,753,093.585
Dawn-Marie
Driscoll
439,224,192.946
3,743,605.108
Keith R. Fox
439,230,602.032
3,737,196.022
Kenneth C.
Froewiss
439,255,986.088
3,711,811.966
Martin J. Gruber
439,184,395.908
3,783,402.146
Richard J. Herring
439,254,370.904
3,713,427.150
Graham E. Jones
439,202,833.057
3,764,964.997
Rebecca W. Rimel
439,229,633.088
3,738,164.966
Philip Saunders, Jr.
439,157,724.341
3,810,055.713
William N. Searcy,
Jr.
439,269,874.890
3,697,923.164
Jean Gleason
Stromberg
439,256,234.415
3,711,563.639
Carl W. Vogt
439,195,306.566
3,772,491.488
Axel Schwarzer
439,210,622.946
3,757,175.108



V.	Approval of Amended and
Restated Declaration of Trust.
("Number of Votes" represents
all funds that are series of DWS
Advisor Funds)

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
417,769,769.140
2,715,885.592
3,342,376.322
19,139,767.000

II-A.	Approval of an Amended and
Restated Investment
Management Agreement with
the Fund's Current Investment
Advisor:

Number of Votes:
For
Against
Abstain
45,204,438.790
52,368.810
2,825.870

II-B.	Approval of an Amended and
Restated Investment
Management Agreement with
Deutsche Investment
Management Americas Inc.

Number of Votes:
For
Against
Abstain
44,966,696.430
290,111.170
2,825.870

II-C.	Approval of a Subadvisor
Approval Policy.

Number of Votes:
For
Against
Abstain
44,941,965.430
77,099.810
240,568.230

III.	Approval of revised fundamental
investment restrictions on:
III-A.	Borrowing Money

Number of Votes:
For
Against
Abstain
45,256,807.600
..000
2,825.870

III-B.	Pledging Assets

Number of Votes:
For
Against
Abstain
45,256,807.300
..000
2,825.870



III-C.	Senior Securities

Number of Votes:
For
Against
Abstain
45,256,807.600
..000
2,825.870

III-E.	Concentration for Funds that
will not Concentrate in Bank
Obligations

Number of Votes:
For
Against
Abstain
45,256,807.600
..000
2,825.870

III-F.	Underwriting of Securities

Number of Votes:
For
Against
Abstain
45,256,807.600
..000
2,825.870

III-G.	Real Estate Investments

Number of Votes:
For
Against
Abstain
45,256,807.600
..000
2,825.870

III-H.	Commodities

Number of Votes:
For
Against
Abstain
45,256,807.600
..000
2,825.870

III-I.	Lending

Number of Votes:
For
Against
Abstain
45,256,807.600
..000
2,825.870

III-J.	Portfolio Diversification

Number of Votes:
For
Against
Abstain
45,256,807.600
..000
2,825.870


III-K.	Investing for Control

Number of Votes:
For
Against
Abstain
45,256,807.600
..000
2,825.870

III-L.	Acquiring More than 10% of
the Voting Securities of Any
One Issuer

Number of Votes:
For
Against
Abstain
45,256,807.600
..000
2,825.870

III-M. 	Restricted and Illiquid
Securities

Number of Votes:
For
Against
Abstain
45,256,807.600
..000
2,825.870

III-N.	Securities Issued by Other
Investment Companies

Number of Votes:
For
Against
Abstain
45,256,807.600
..000
2,825.870

III-O.	Short Sales

Number of Votes:
For
Against
Abstain
45,256,807.600
..000
2,825.870

III-P.	Warrants

Number of Votes:
For
Against
Abstain
45,256,807.600
..000
2,825.870

III-Q.	Issuers Whose Securities Are
Owned by Officers and
Trustees of the Fund or its
Investment Advisor

Number of Votes:
For
Against
Abstain
45,256,807.600
..000
2,825.870

III-R.	Oil, Gas and Mineral Programs

Number of Votes:
For
Against
Abstain
45,256,807.600
..000
2,825.870

IV.	Approval of Reclassification of
the Fund's Investment
Objective as Nonfundamental

Number of Votes:
For
Against
Abstain
45,256,807.600
..000
2,825.870

*	Broker non-votes are proxies received by
the funds from brokers or nominees
when the broker or nominee neither has
received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


Item 77C - Tax Free Money
Fund Investment

Registrant incorporates by
reference to Proxy Statement
filed on March 13, 2006
(Accession No. 0001193125-06-
058936).
A Special Meeting of
Shareholders (the "Meeting") of
Tax Free Money Fund
Investment (the "Fund"),  a
series of DWS Advisors Funds
(the "Trust") was held on June 1,
2006, at the offices of Deutsche
Asset Management, 345 Park
Avenue, New York, New York
10154. At the Meeting, the
following matters were voted
upon by the shareholders (the
resulting votes are presented
below).
I.	Election of Trustees.
("Number of Votes"
represents all funds that are
series of DWS Advisor
Funds)


Number of Votes:

For
Withheld
Henry P. Becton, Jr.
439,214,704.469
3,753,093.585
Dawn-Marie
Driscoll
439,224,192.946
3,743,605.108
Keith R. Fox
439,230,602.032
3,737,196.022
Kenneth C.
Froewiss
439,255,986.088
3,711,811.966
Martin J. Gruber
439,184,395.908
3,783,402.146
Richard J. Herring
439,254,370.904
3,713,427.150
Graham E. Jones
439,202,833.057
3,764,964.997
Rebecca W. Rimel
439,229,633.088
3,738,164.966
Philip Saunders, Jr.
439,157,724.341
3,810,055.713
William N. Searcy,
Jr.
439,269,874.890
3,697,923.164
Jean Gleason
Stromberg
439,256,234.415
3,711,563.639
Carl W. Vogt
439,195,306.566
3,772,491.488
Axel Schwarzer
439,210,622.946
3,757,175.108



V.	Approval of Amended and
Restated Declaration of
Trust. ("Number of Votes"
represents all funds that are
series of DWS Advisor
Funds)

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
417,769,769.140
2,715,885.592
3,342,376.322
19,139,767.000

II-A.	Approval of an
Amended and Restated
Investment Management
Agreement with the Fund's
Current Investment Advisor:

Number of Votes:
For
Against
Abstain
90,304,672.370
97,001.940
159,713.890

II-B.	Approval of an Amended
and Restated Investment
Management Agreement
with Deutsche Investment
Management Americas
Inc.:

Number of Votes:
For
Against
Abstain
90,304,672.370
97,001.940
159,713.890

II-C.	Approval of a Subadvisor
Approval Policy:

Number of Votes:
For
Against
Abstain
90,236,946.560
164,727.750
159,713.890

III.	Approval of revised
fundamental investment
restrictions on:
III-A.	Borrowing Money

Number of Votes:
For
Against
Abstain
89,758,603.590
97,001.940
705,782.670

III-B.	Pledging Assets

Number of Votes:
For
Against
Abstain
89,758,603.590
97,001.940
705,782.670



III-C.	Senior Securities

Number of Votes:
For
Against
Abstain
89,758,603.590
97,001.940
705,782.670

III-E.	Concentration for Funds
that will not Concentrate
in Bank Obligations

Number of Votes:
For
Against
Abstain
89,758,603.590
97,001.940
705,782.670

III-F.	Underwriting of Securities

Number of Votes:
For
Against
Abstain
89,758,603.590
97,001.940
705,782.670

III-G.	Real Estate Investments

Number of Votes:
For
Against
Abstain
89,758,603.590
97,001.940
705,782.670

III-HG.	Commodities

Number of Votes:
For
Against
Abstain
89,758,603.590
97,001.940
705,782.670

III-I.	Lending

Number of Votes:
For
Against
Abstain
89,758,603.590
97,001.940
705,782.670

III-J.	Portfolio Diversification

Number of Votes:
For
Against
Abstain
89,758,603.590
97,001.940
705,782.670



III-K.	Investing for Control

Number of Votes:
For
Against
Abstain
89,758,603.590
97,001.940
705,782.670

III-L.	Acquiring More than 10%
of the Voting Securities of
Any One Issuer

Number of Votes:
For
Against
Abstain
89,758,603.590
97,001.940
705,782.670

III-M. 	Restricted and Illiquid
Securities

Number of Votes:
For
Against
Abstain
89,758,603.590
97,001.940
705,782.670

III-N.	Securities Issued by
Other
Investment Companies

Number of Votes:
For
Against
Abstain
89,758,603.590
97,001.940
705,782.670

III-O.	Short Sales

Number of Votes:
For
Against
Abstain
89,758,603.590
97,001.940
705,782.670

III-P.	Warrants

Number of Votes:
For
Against
Abstain
89,758,603.590
97,001.940
705,782.670

III-Q.	Issuers Whose Securities
Are Owned by Officers
and Trustees of the Fund
or its Investment Advisor

Number of Votes:
For
Against
Abstain
89,758,603.590
97,001.940
705,782.670



III-R.	Oil, Gas and Mineral
Programs

Number of Votes:
For
Against
Abstain
89,758,603.590
97,001.940
705,782.670

IV.	Approval of
Reclassification of the
Fund's Investment
Objective as
Nonfundamental

Number of Votes:
For
Against
Abstain
90,236,946.560
164,727.750
159,713.890

	Broker non-votes are proxies
received by the funds from brokers
or nominees when the broker or
nominee neither has received
instructions from the beneficial
owner or other persons entitled to
vote nor has discretionary power to
vote on a particular matter.





Item 77C - Cash Management
Fund Investment

Registrant incorporates by
reference to Proxy Statement
filed on March 13, 2006
(Accession No. 0001193125-06-
052403).
A Special Meeting of
Shareholders (the "Meeting") of
Cash Management Fund
Investment (the "Fund") a series
of DWS Advisor Funds (the
"Trust") was held on June 1,
2006, at the offices of Deutsche
Asset Management, 345 Park
Avenue, New York, New York
10154. At the Meeting, the
following matters were voted
upon by the shareholders (the
resulting votes are presented
below).
I.	Election of Trustees.
("Number of Votes"
represents all funds that are
series of DWS Advisor
Funds.)


Number of Votes:

For
Withheld
Henry P. Becton, Jr.
439,214,704.469
3,753,093.585
Dawn-Marie
Driscoll
439,224,192.946
3,743,605.108
Keith R. Fox
439,230,602.032
3,737,196.022
Kenneth C.
Froewiss
439,255,986.088
3,711,811.966
Martin J. Gruber
439,184,395.908
3,783,402.146
Richard J. Herring
439,254,370.904
3,713,427.150
Graham E. Jones
439,202,833.057
3,764,964.997
Rebecca W. Rimel
439,229,633.088
3,738,164.966
Philip Saunders, Jr.
439,157,742.341
3,810,055.713
William N. Searcy,
Jr.
439,269,874.890
3,697,923.164
Jean Gleason
Stromberg
439,256,234.415
3,711,563.639
Carl W. Vogt
439,195,306.566
3,772,491.488
Axel Schwarzer
439,210,622.946
3,757,175.108






V.	Approval of an Amended
and Restated Declaration of
Trust.

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
417,769,769.140
2,715,885.592
3,342,376.322
19,139,767.000

II-A.	Approval of an
Amended and Restated
Investment Management
Agreement with the Fund's
Current Investment Advisor.

Number of Votes:
For
Against
Abstain
43,599,393.700
290,439.580
13,137.970

II-B.	Approval of an Amended
and Restated Investment
Management Agreement
with Deutsche Investment
Management Americas
Inc.

Number of Votes:
For
Against
Abstain
43,599,393.700
290,439.580
13,137.970

II-C.	Approval of a Subadvisor
Approval Policy.

Number of Votes:
For
Against
Abstain
43,177,116.560
712,716.720
13,137.970

III.	Approval of revised
fundamental investment
restrictions on:
III-A.	Borrowing Money

Number of Votes:
For
Against
Abstain
43,599,393.700
290,439.580
13,137.970



III-B.	Pledging Assets

Number of Votes:
For
Against
Abstain
43,599,393.700
290,439.580
13,137.970

III-C.	Senior Securities

Number of Votes:
For
Against
Abstain
43,599,393.700
290,439.580
13,137.970

III-D.	Concentration for
Funds That Will
Concentrate in Bank
Obligations

Number of Votes:
For
Against
Abstain
43,599,393.700
290,439.580
13,137.970

III-F.	Underwriting of Securities

Number of Votes:
For
Against
Abstain
43,599,393.700
290,439.580
13,137.970

III-G.	Real Estate Investments

Number of Votes:
For
Against
Abstain
43,599,393.700
290,439.580
13,137.970

III-H.	Commodities

Number of Votes:
For
Against
Abstain
43,599,393.700
290,439.580
13,137.970

III-I.	Lending

Number of Votes:
For
Against
Abstain
43,599,393.700
290,439.580
13,137.970



III-J.	Portfolio Diversification

Number of Votes:
For
Against
Abstain
43,599,393.700
290,439.580
13,137.970

III-K.	Investing for Control

Number of Votes:
For
Against
Abstain
43,599,393.700
290,439.580
13,137.970

III-L.	Acquiring More than 10%
of the Voting Securities of
Any One Issuer

Number of Votes:
For
Against
Abstain
43,599,393.700
290,439.580
13,137.970

III-M.	 Restricted and Illiquid
Securities

Number of Votes:
For
Against
Abstain
43,599,393.700
290,439.580
13,137.970

III-N.	Securities Issued by
Other
Investment Companies

Number of Votes:
For
Against
Abstain
43,599,393.700
290,439.580
13,137.970

III-O.	Short Sales

Number of Votes:
For
Against
Abstain
43,599,393.700
290,439.580
13,137.970

III-P.	Warrants

Number of Votes:
For
Against
Abstain
43,546,965.920
342,867.360
13,137.970



III-Q.	Investments in Issuers
Whose Securities Are
Owned by Officers and
Trustees of the Fund or its
Investment Advisor

Number of Votes:
For
Against
Abstain
43,546,965.920
342,867.360
13,137.970

III-R.	Oil, Gas and Mineral
Programs

Number of Votes:
For
Against
Abstain
43,599,393.700
290,439.580
13,137.970





Item 77C - Treasury Money
Fund Investment

Registrant incorporates by
reference to Proxy Statement
filed on March 13, 2006
(Accession No. 0001193125-06-
058936).
A Special Meeting of
Shareholders (the "Meeting") of
Treasury Money Fund
Investment (the "Funds) a series
of DWS Advisor Funds (the
"Trust") was held on June 1,
2006, at the offices of Deutsche
Asset Management, 345 Park
Avenue, New York, New York
10154. At the Meeting, the
following matters were voted
upon by the shareholders (the
resulting votes are presented
below).
I.	Election of Trustees.
("Number of Votes"
represents all funds that are
series of DWS Advisor
Funds.)


Number of Votes:

For
Withheld
Henry P. Becton, Jr.
439,214,704.469
3,753,093.585
Dawn-Marie
Driscoll
439,224,192.946
3,743,605.108
Keith R. Fox
439,230,602.032
3,737,196.022
Kenneth C.
Froewiss
439,255,986.088
3,711,811.966
Martin J. Gruber
439,184,395.908
3,783,402.146
Richard J. Herring
439,254,370.904
3,713,427.150
Graham E. Jones
439,202,833.057
3,764,964.997
Rebecca W. Rimel
439,229,633.088
3,738,164.966
Philip Saunders, Jr.
439,157,742.341
3,810,055.713
William N. Searcy,
Jr.
439,269,874.890
3,697,923.164
Jean Gleason
Stromberg
439,256,234.415
3,711,563.639
Carl W. Vogt
439,195,306.566
3,772,491.488
Axel Schwarzer
439,210,622.946
3,757,175.108



V.	Approval of an Amended
and Restated Declaration of
Trust.

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
417,769,769.140
2,715,885.592
3,342,376.322
19,139,767.000


II-A.	Approval of an Amended
and Restated Investment
Management Agreement
with the Fund's Current
Investment Advisor.

Number of Votes:
For
Against
Abstain
130,652,383.210
..000
178,204.150

II-B.	Approval of an Amended
and Restated Investment
Management Agreement
with Deutsche Investment
Management Americas
Inc.

Number of Votes:
For
Against
Abstain
130,652,383.210
..000
178,204.150

II-C.	Approval of a Subadvisor
Approval Policy.

Number of Votes:
For
Against
Abstain
130,652,383.210
..000
178,204.150

III.	Approval of revised
fundamental investment
restrictions on:
III-A.	Borrowing Money

Number of Votes:
For
Against
Abstain
130,621,587.150
117,341.060
91,659.150

III-B.	Pledging Assets

Number of Votes:
For
Against
Abstain
130,621,587.150
117,341.060
91,659.150



III-C.	Senior Securities

Number of Votes:
For
Against
Abstain
130,621,587.150
117,341.060
91,659.150

III-E.	Concentration for Funds
That Will Not Concentrate
in Bank Obligations

Number of Votes:
For
Against
Abstain
130,738,928.210
..000
91,659.150

III-F.	Underwriting of Securities

Number of Votes:
For
Against
Abstain
130,738,928.210
..000
91,659.150

III-G.	Real Estate Investments

Number of Votes:
For
Against
Abstain
130,738,928.210
..000
91,659.150

III-H.	Commodities

Number of Votes:
For
Against
Abstain
130,621,587.150
117,341.060
91,659.150

III-I.	Lending

Number of Votes:
For
Against
Abstain
130,738,928.210
..000
91,659.150

III-J.	Portfolio Diversification

Number of Votes:
For
Against
Abstain
130,738,928.210
..000
91,659.150



III-K.	Investing for Control

Number of Votes:
For
Against
Abstain
130,621,587.150
117,341.060
91,659.150

III-L.	Acquiring More than 10%
of the Voting Securities of
Any One Issuer

Number of Votes:
For
Against
Abstain
130,738,928.210
..000
91,659.150

III-M. 	Restricted and Illiquid
Securities

Number of Votes:
For
Against
Abstain
130,621,587.150
117,341.060
91,659.150

III-N.	Securities Issued by
Other
Investment Companies

Number of Votes:
For
Against
Abstain
130,738,928.210
..000
91,659.150

III-O.	Short Sales

Number of Votes:
For
Against
Abstain
130,621,587.150
117,341.060
91,659.150

III-P.	Warrants

Number of Votes:
For
Against
Abstain
130,738,928.210
..000
91,659.150

III-Q.	Investments in Issuers
Whose Securities Are
Owned by Officers and
Trustees of the Fund or its
Investment Advisor

Number of Votes:
For
Against
Abstain
130,621,587.150
117,341.060
91,659.150



III-R.	Oil, Gas and Mineral
Programs

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
130,738,928.210
..000
91,659.150

*	Broker non-votes are proxies
received by the fund from brokers
or nominees when the broker or
nominee neither has received
instructions from the beneficial
owner or other persons entitled to
vote nor has discretionary power to
vote on a particular matter.